Reconciliation of Provisions for Income Taxes from Continuing Operations at U.S Federal Statutory Income Tax Rate (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 29, 2012	Dec. 31, 2011	Jan. 01, 2011
Reconciliation Of Statutory Federal Tax Rate [Line Items]
Federal income tax (benefit) expense computed at statutory rate	$ (3,054)	$ (50,486)	$ 917
Increase (decrease) in income taxes resulting from:
State income taxes - net of federal income tax benefit	(24)	(4,983)	307
Statutory rate and apportionment change	(1,000)	(74)	(486)
Change in reserves			3,051
Non-deductible expenses	2,215	1,964	2,324
Return to accrual reconciliation	29	494	2,881
Valuation allowance for deferred tax assets	43,748	10,769	4,532
Net operating loss expirations	634	772	1,568
Other	(100)	(530)	491
Total income tax provision (benefit)	$ 42,448	$ (42,074)	$ 15,585